Table of Contents





          8-K - CURRENT REPORT ON FORM 8-K DATED November 3, 2010
          Item 7.01   Regulation FD Disclosure.
          SIGNATURES

          EX-99 (PRESS RELEASE DATED November 3, 2010)






























































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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934


                                November 3, 2010
                                 Date of Report
                       [Date of Earliest Event Reported]

                         BULLION MONARCH MINING, INC .
             (Exact name of Registrant as specified in its Charter)


            Utah                        000-54045                 20-1885668
(State or Other Jurisdiction     (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                        20 North Main Street, Suite #202
                             St. George, Utah 84770
                    (Address of Principal Executive Offices)

                                 (801) 426-8111
              (Registrant's Telephone Number, including area code)

                                      N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
        230.425)

[ ] Soliciting material pursuant to Rule 14-a-12 under the  Exchange Act (17 CFR
        240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
        Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
        Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.

See Exhibit 99.1, a Press Release dated November 3, 2010, a copy of which is attached hereto and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(D) EXHIBIT DESCRIPTION AND EXHIBIT NO.

99.1
Press Release dated November 3, 2010.











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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                          BULLION MONARCH MINING, INC.

Date:   11/3/2010             By:  /s/ R. Don Morris
                                   --------------------
                                   R. Don Morris
                                   President




























































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                BULLION MONARCH ACQUIRING BRAZILIAN GOLD COMPANY

November 3, 2010 - St. George, Utah - Bullion Monarch Mining Inc. (OTCQB:BULM) a U.S. based public gold mining, royalty and exploration company is pleased to announce that it has signed a letter of intent to acquire 100% of Dourave Canada. Dourave, a private mining and exploration company, along with the properties of its subsidiary Dourave Brazil, will be purchased for a combination of shares and warrants of Bullion Monarch. The exact details of the transaction are confidential while in the due diligence phase.

Dourave's key assets to be acquired are five highly prospective gold mining properties located in the traditionally mineral rich Para state of Brazil; Bom Jesus, Bom Jardim, Ouro Mil, and Pontal do Paranaita and Caldeiras. Bullion Monarch, as part of previous joint venture agreements, has conducted a diamond core drilling exploration project on the Bom Jesus property. Bullion Monarch management is also excited about acquiring regional geologic and business expertise in the transaction. Among the key Dourave personnel joining the Bullion Monarch exploration team are Mr. Sergio Aquino, President of the West Para State Gold Miners Syndicate - SIMEOESPA and a Board Member of the Tapajos Gold Miners Association; and Mr. Rauri McKnight a founding partner of Dourave and VP Exploration and Country Director of Dourave Mineracao & Exploracao Mineral. "This agreement to acquire the remaining two-thirds of Bom Jesus and Bom Jardim, which we have already begun to explore, is a major step forward for the future of Bullion Monarch Mining" stated CEO R. Don Morris. "We feel that the incredible potential of the properties included in this deal, along with the added expertise to our exploration team, will significantly increase the overall value of the Company." Mr. Sergio Amaro Aquino - President & Director, has thirty one years of experience in the mining sector and was co-founder of Serabi Mining plc in 1999. Mr. Aquino has extensive experience operating in remote areas of Brazil and has conducted a variety of exploration programs throughout South America, including in the Amazon region. He has previously worked as Head of Diamond Exploration for Rio Tinto plc in Mato Grosso, Brazil, and was Exploration Manager for Amazon gold exploration for TVX Gold Inc. Mr. Aquino graduated from the Universidade do Vale do Rio Dos Sinos with an honors degree in geology. He is president of the West Para State Gold Miners Syndicate - SIMEOESPA and is also a Board Member of the Tapajos Gold Miners Association. Mr. Ruari Macartan McKnight - Vice President Exploration & Director, worked in gold and base metal exploration for Mt Isa Mines Exploration Pty Ltd (MIMEX) from 1993 to 1996 throughout Australia, where he gained experience in geological mapping, geophysical interpretation, data processing and co-ordination of drilling programs before moving to South America where he has become fluent in Portuguese and Spanish. He commenced work with Serabi Mining in 2003 until August 2007, to assess the financial status of the Palito Mine and associated project portfolio including the setting up of a business protocol and supporting information technology. As Chief Operating Officer, Mr. McKnight oversaw the management of the project including exploration planning, successful plant commissioning and project generation. Mr McKnight was a founding partner of Dourave and has held the position of VP Exploration of Dourave Mining and Country Director of Dourave Mineracao & Exploracao Mineral since September 2007. He has an Honours degree in Geology and graduated with a Commerce degree in Accounting and Finance. He is also the treasurer of the SIMEOESPA (Syndicate of Miners of West Para) About Bullion Monarch Mining

Bullion  Monarch  Mining  Inc.  is  a  publicly  traded (OTC:BULM), gold-focused royalty company with additional interests in oil-shale technology. The Company is engaged in a continual review of opportunities to create growth through developing new royalties or participating interests by financing mine development or exploration. The majority of current royalty revenues are derived from a high-quality claim block located in Northeastern Nevada's Carlin Trend. Bullion Monarch's portfolio provides for direct leverage to commodity prices as well as the exploration potential of world-class ore deposits. Visit the Company website at www.bullionmm.com for more information.

Investor Relations Contact
Joseph Morris
info@bullionmm.com
(801)426-8111

"Safe Harbor" Statement under Private Securities Litigation Reform Act of 1995. Certain statements contained in this report constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Information contained in this report contains "forward-looking statements' which can be identified by the use of forward-looking terminology such as "believe", "expect", "may", "should", "up to", "approximately", "seem", "likely", or "anticipates" or the negative thereof or given that the future results covered by such forward looking statements will be achieved. Such forward-looking statements involve a number of known and unknown risks,

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uncertainties  and other factors which may cause the actual results, performance or  achievements  of  the  Company  to  be  materially different from any future
results,   performances   or   achievements   expressed   or   implied  by  such
forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only for the date the statements was made. Investors should carefully consider the preceding information as well as information contained in the Company's 10-KA-1 Annual Report ("Old" Bullion) and the Form 10 ("New" Bullion) before making any investment in the shares of the Company. The full 10-KA-1 or the Form 10 filings referenced in this press release are available at sec.gov or bullionmm.com for complete information. Neither Bullion Monarch Mining, Inc. nor its subsidiaries, undertake any obligation to update any forward-looking statements contained in this press release. Historical results referred to before current QA/QC and sample security protocols were adopted should not be relied upon as to what potential resources exist on the property. This press release is for informational purposes only and is not and should not be construed as an offer to solicit, buy or sell any security.